Income Taxes	6 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

For the three and six months ended December 31, 2016 and 2015, the Company did not record an income tax benefit because it has incurred taxable losses and has no history of generating taxable income and therefore the Company cannot presently anticipate the realization of a tax benefit on its Net Operating Loss carryforward. At December 31, 2016 the Company has a Net Operating Loss carryforward of approximately $165,112,000, which will begin to expire in 2030.
As a result of the Rant Asset Purchase in July 2016, the Company has goodwill of approximately $7,589,000 that is not amortized for financial reporting purposes. However, these assets are tax deductible, and therefore amortized over 15 years for tax purposes. As such, deferred income tax expense and a deferred tax liability arise as a result of the tax-deductibility of these assets. The resulting deferred tax liability, which is expected to continue to increase over time, will have an indefinite life, resulting in what is referred to as a “naked tax credit.” This deferred tax liability could remain on the Company’s balance sheet permanently unless there is an impairment of the related assets (for financial reporting purposes), or the business to which those assets relate were to be disposed of.   The Company recorded income tax expense of $102,000 in the three and six months ended December 31, 2016 related to the "naked tax credit."
The Company has evaluated its income tax positions and has determined that it does not have any uncertain tax positions. The Company will recognize interest and penalties related to any uncertain tax positions through its income tax expense.

The Company may in the future become subject to federal, state and local income taxation though it has not been since its inception.  The Company is not presently subject to any income tax audit in any taxing jurisdiction.